Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into effective as of April 14, 2005 (the “Amendment Effective Date”), among ENBRIDGE ENERGY PARTNERS, L.P., a Delaware limited partnership, as borrower (the “Borrower”), the financial institutions party to the Credit Agreement hereinafter referenced (collectively, the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as L/C Issuer (in such capacity, the “L/C Issuer”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent, and the other agents named therein are parties to that certain Amended and Restated Credit Agreement dated as of January 24, 2003, as amended by that certain First Amendment dated as of January 12, 2004 and that certain Second Amendment (the “Second Amendment”) dated as of April 26, 2004 (as amended, the “Credit Agreement”);

WHEREAS, the Borrower, the Administrative Agent and the Lenders have agreed that the Credit Agreement be further amended and modified to effect the matters described in Section 2 below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                                Definitions.  Unless otherwise defined in this Amendment, terms used in this Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.  The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.

SECTION 2.                                Amendments to the Credit Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 3 of this Amendment, effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)                                  The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the chart set forth therein and replacing it with the following:

Applicable Rate

Pricing Level	Debt Ratings S&P/Moody’s	Facility Fee Rate	Applicable Rate for Eurodollar Loans and Applicable Rate for Letters of Credit	Applicable Rate for Base Rate Loans	Utilization Fee Rate

1	A/A2 or higher	.070%	.180%	-0-	.100%
2	A-/A3	.080%	.220%	-0-	.100%
3	BBB+/Baa1	.100%	.300%	-0-	.100%
4	BBB/Baa2	.125%	.375%	-0-	.125%
5	BBB-/Baa3	.150%	.600%	-0-	.125%
6	Lower than BBB-/Baa3 or unrated	.200%	.800%	-0-	.125%

(b)                                 The following definitions are hereby added to Section 1.01 of the Credit Agreement:

“Administrative Questionnaire” means an Administrative Questionnaire in the form supplied by the Administrative Agent to be completed by the Lenders.

“Borrower Materials” has the meaning specified in Section 6.02.

“Defaulting Lender” means any Lender that (a) has failed to fund any portion of the Loans or participations in L/C Obligations required to be funded by it hereunder within one Business Day following the date required to be funded by it hereunder, unless cured, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day following the date when due, unless cured or the subject of a good faith dispute, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

(c)                                  The definition of “Eurodollar Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Eurodollar Rate” means, for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period.  If such rate is not available at such time for any reason, then the “Eurodollar Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by the London Branch of the financial institution then serving as the Administrative Agent (or if such financial institution has no London Branch, by the London Branch of a major financial institution which is reasonably selected by the Administrative Agent and reasonably acceptable to the Borrower) to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.”

(d)                                 The definition of “Letter of Credit Sublimit” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting “$100,000,000” and inserting “$175,000,000” in lieu thereof.

(e)                                  The definition of “L/C Obligations” is amended by adding the following sentence thereto:  “For purposes of computing the undrawn face amount of any Letter of Credit, the face amount of such Letter of Credit shall be determined in accordance with Section 1.06.”

(f)                                    The definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended as follows:  the definition of “Scheduled Maturity Date” as set forth therein is hereby amended by replacing “April 26, 2007” with “April 26, 2010”.

(g)                                 The following definition is hereby added to Section 1.01 of the Credit Agreement:

“Platform” has the meaning specified in Section 6.02.

“Public Lender” has the meaning specified in Section 6.02.

(h)                                 A new Section 1.06 is hereby added to the Credit Agreement as follows:

“1.06                  Letter of Credit Amounts.  Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any related Letter of Credit Application or other document related thereto which has been entered into by the Borrower and the LC Issuer, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of and available under such Letter of Credit after giving effect to each such increase, whether or not such maximum stated amount is in effect at such time, other than as a result of the expiration of the applicable Letter of Credit.”

(i)                                     Section 2.04(a)(ii) of the Credit Agreement is hereby amended by replacing the period at the end of subsection (E) with “; or” and adding the following new clause (F):

“(F)                           a default of any Lender’s obligations to fund under Section 2.04(c) exists or any Lender is at such time a Defaulting Lender hereunder, unless the L/C Issuer has entered into satisfactory arrangements with the Borrower or such Lender to eliminate the L/C Issuer’s risk with respect to such Lender.”

(j)                                     Section 2.04(i) of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:  “For purposes of computing the “actual daily maximum amount available to be drawn” under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06.”

(k)                                  Section 2.10(b) of the Credit Agreement (Utilization Fee) is hereby amended by deleting “33-1/3%” and inserting “50%” in lieu thereof.

(l)                                     Section 2.10(c) of the Credit Agreement (Other Fees) is hereby amended by deleting the last sentence thereof (which was added pursuant to the Second Amendment) and inserting the following sentence at the end thereof:  “The term ‘Agent/Arranger Fee Letter’ shall include the letter agreement dated April 4, 2005 between the Borrower and the Arranger.”

(m)                               Section 2.16 (Increase in Commitments) is hereby added to the Credit Agreement to read as follows:

“2.16                  Increase in Commitments.

(a)                                  Request for Increase.  Provided there exists no Default or Event of Default, upon (1) notice to the Administrative Agent (which shall promptly notify the Lenders), and (2) contemporaneous notice (with copy thereof to the Administrative Agent) to Persons not then Lenders (each such Person, a “Proposed Lender”), the Borrower shall have the right to effectuate from time to time and at any time, in accordance with the terms hereof, an increase in the aggregate amount of the then Commitments provided that (i) the aggregate Commitments as so increased may not exceed $1,000,000,000, and (ii) any such request for an increase shall be in a minimum amount of $10,000,000, and in multiples of $5,000,000 in excess thereof.  At the time of sending such notices, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender and Proposed Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders).

(b)                                 Lender Elections to Increase.  Each Lender shall notify the Administrative Agent and the Borrower within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Pro Rata Share (as it existed immediately prior to such requested increase) of such requested increase.  Each Proposed Lender shall notify the Administrative Agent and the Borrower within such time period whether or not it agrees to participate in such increased amount of the aggregate Commitments, and at what amount it proposes to participate in such increased amount.  Unless otherwise agreed by the Borrower, any Lender or Proposed Lender not responding within such time period shall be deemed to have declined to increase its Commitment, or participate in the increase in the aggregate amount of the Commitments, as the case may be.

(c)                                  Notification by Administrative Agent.  The Administrative Agent shall notify the Borrower and each Lender and Proposed Lender of the Lenders’ and Proposed Lenders’ responses to each request made hereunder.

(d)                                 Effective Date and Allocations.  If the aggregate amount of Commitments are increased in accordance with this Section, the Administrative Agent and the Borrower shall determine the respective effective date thereof (the “Increase Effective Date”) and the final allocation of such increase.  The Administrative Agent shall promptly notify the Lenders and the Proposed Lenders of such final allocation of such increase and such Increase Effective Date.

(e)                                  Conditions to Effectiveness of Increase.  As conditions precedent to each increase, (1) the Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer dated as of the applicable Increase Effective Date (i) certifying and attaching the resolutions adopted by the Borrower authorizing such increase, and (ii) certifying that, before and after giving effect to such increase, (A) the representations and warranties of the Borrower contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of such applicable Increase Effective Date, except to the extent that such representations and warranties specifically refer to a different date, in which case they are true and correct as of such earlier date, and (B) no Default or Event of Default exists, and (2) each Proposed Lender that is becoming a Lender shall (A) be subject to the approval of the Administrative Agent and the L/C Issuer, which approvals shall not be unreasonably withheld or delayed, and (B) execute and deliver a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent, the L/C Issuer and the Borrower.  The Borrower shall prepay any Loans outstanding on such applicable Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Loans ratable with the Pro Rata Shares arising from any nonratable increase in the Commitments under this Section and in effect after giving effect thereto.

(f)                                    Conflicting Provisions.  This Section shall supersede any provisions in Sections 2.14 or 10.01 to the contrary.”

(n)                                 Section 6.02 of the Credit Agreement (Certificates; Other Information) is hereby amended by adding the following to the end thereof:

“Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(c) (to the extent any such documents are included in materials otherwise filed with the Securities and Exchange Commission) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto, on the Borrower’s website on the Internet at the website address listed on Schedule 10.02, and, in either case, notifies the Administrative Agent by email of such posting or link; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent), whichever date shall first occur.  Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the Compliance Certificates required by Section 6.02(b) to the Administrative Agent.  Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

The Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”).  The Borrower hereby agrees that so long as the Borrower is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” on the first page thereof; (x) by so marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.08); (y) all such Borrower Materials so marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent shall be entitled to treat any such Borrower Materials that are not so marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor” and thus unavailable to a Public Lender.  Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Borrower Materials “PUBLIC.”

(o)                                 Section 7.01(m) of the Credit Agreement (Liens) is hereby amended by inserting the following words before the second comma (after the words “other Liens”): “securing Indebtedness”.

(p)                                 Section 10.02 (Notices and Other Communications; Facsimile Copies) is hereby amended by deleting subsections (a) and (c), redesignating subsections (b) as subsection (e), redesignating subsection (d) as subsection (f), and adding new subsections (a), (b), (c) and (d) as follows:

“(a)                            Notices Generally.  Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i)                                     if to the Borrower, the Administrative Agent and the L/C Issuer: to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 10.02;

(ii)                                  in the case of notices by the Administrative Agent or the L/C Issuer to a Lender: to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire; and

(iii)                               in the case of notices by the Borrower to a Lender: c/o the Administrative Agent, at the address, telecopier number, electronic mail address or telephone number specified for the Administrative Agent on Schedule 10.02.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).  Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

(b)                                 Electronic Communications.  Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication.  The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c)                                  The Platform.  THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.”  THE AGENT-RELATED PERSONS (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM.  In no event shall the Administrative Agent or any Agent-Related Person have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent-Related Person have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d)                                 Change of Address, Etc.  Each of the Borrower, the Administrative Agent and the L/C Issuer may change its address, telecopier, e-mail address or telephone number for notices and other communications hereunder by notice to the other parties hereto.  Each Lender may change its address, telecopier, e-mail address or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent and the L/C Issuer.  In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.”

SECTION 3.                                Conditions of Effectiveness.  The amendments to the Credit Agreement set forth in Section 2 of this Amendment shall be effective on the Amendment Effective Date, provided that the Administrative Agent shall have received the following:

(a)                                  a counterpart of this Amendment executed by each of the parties hereto (which may be by telecopy transmission);

(b)                                 such certificates of resolutions or other action, incumbency certificates and/or other certificates of a Responsible Officer as the Administrative Agent may reasonably require to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;

(c)                                  a certificate from the appropriate governmental authority in the Borrower’s state of organization evidencing that the Borrower is in good standing, and a certificate of a Responsible Officer certifying that no amendments have been made to the Borrower’s Organization Documents since January 24, 2003, or if such amendments have been made, certifying a copy of such amendments;

(d)                                 a certificate of a Responsible Officer certifying that there has been no event or circumstance since the date of the financial statements dated as of December 31, 2004 delivered pursuant to Section 6.01(a) of the Credit Agreement which has or could reasonably be expected to have a Material Adverse Effect;

(e)                                  an opinion of counsel to the Borrower with respect to the Credit Agreement as amended, substantially in the form attached as Exhibit E to the Credit Agreement;

(f)                                    all arrangement and upfront fees and expenses of the Arranger required to be paid by the Borrower concurrently with the Amendment Effective Date; and

(g)                                 such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, or the Required Lenders reasonably may require and timely request.

SECTION 4.                                Acknowledgment and Ratification.  As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower agrees and acknowledges that the execution, delivery, and performance of this Amendment shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the obligations of the Borrower under the Loan Documents, which Loan Documents shall remain in full force and effect.

SECTION 5.                                Qualifying Subordinated Debt.  Borrower represents and warrants that, as of the Amendment Effective Date, the outstanding principal balance of Qualifying Subordinated Debt is $142,100,000 plus interest which has accrued since December 31, 2004 and been added to principal, and the holder of such Qualifying Subordinated Debt is Enbridge Hungary Liquidity Management Limited Liability Company (“Enbridge Hungary”).  Borrower agrees to deliver, within 30 days after the Amendment Effective Date, an acknowledgement in form reasonably satisfactory to the Administrative Agent, executed on behalf of such holder, that the subordination agreement executed by Enbridge Hungary for the benefit of holders of Obligations owing under the Credit Agreement (the “Senior Holders”) remains in full force and effect.  The Borrower represents and warrants that no Qualifying Subordinated Debt is held by Enbridge (U.S.) Inc.; therefore, the parties hereto agree that the subordination agreement of Enbridge (U.S.) Inc. executed for the benefit of the Senior Holders is terminated.

SECTION 6.                                Borrower’s Representations and Warranties.  As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower represents and warrants to the Lenders (with the knowledge and intent that the Lenders are relying upon the same in entering into this Amendment) that as of the Amendment Effective Date and as of the date of its execution of this Amendment, that:

(a)                                  This Amendment, the Credit Agreement as amended hereby, and each other Loan Document have been duly authorized, executed and delivered by the Borrower and constitute its legal, valid and binding obligations enforceable against it in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors’ rights generally and to general principles of equity).

(b)                                 There has been no event or circumstance since the date of the financial statements dated as of December 31, 2004 delivered pursuant to Section 6.01(a) of the Credit Agreement which has or could reasonably be expected to have a Material Adverse Effect.  The representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to this Amendment, as if made on and as of the Amendment Effective Date except to the extent such representations and warranties relate solely to an earlier date, in which case, they shall be true and correct as of such date.

(c)                                  As of the date hereof, at the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(d)                                 No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is required to be obtained or made by the Borrower by any material statutory law or regulation applicable to it as a condition to the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment.  The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate or other organizational action, and does not and will not (i) violate the terms of any of the Borrower’s Organization Documents, (ii) result in any breach of, constitute a default under, or require pursuant to the express provisions thereof, the creation of any consensual Lien on the properties of the Borrower under, any Contractual Obligation to which the Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or its property is subject, or (iii) violate any Law, in each case with respect to the preceding clauses (i) through (iii), which would reasonably be expected to have a Material Adverse Effect.

SECTION 7.                                Administrative Agent, L/C Issuer and Lenders Make No Representations or Warranties.  None of the Administrative Agent, the L/C Issuer nor any Lender (a) makes any representation or warranty nor assumes any responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement, the Loan Documents, or any other instrument or document furnished pursuant thereto, or (b) makes any representation or warranty nor assumes any responsibility with respect to the financial condition of the Borrower or any other Person or the performance or observance by such Persons of any of their obligations under the Loan Documents, or any other instrument or document furnished pursuant thereto.

SECTION 8.                                Costs.  The Borrower agrees to pay, within 30 days of receipt of a corresponding reasonably-detailed statement of related time, charges and other information, the reasonable Attorney Costs of the Administrative Agent and all other reasonable costs and expenses of the Administrative Agent, in connection with the preparation, execution and delivery of this Amendment and any other documents executed by the Borrower in connection herewith.

SECTION 9.                                Effect of Amendment.

(a)                                       This Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Administrative Agent or the Lenders may now have under or in connection with the Credit Agreement, as amended by this Amendment.  Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same.  It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and such Credit Agreement shall be read and construed as one instrument.

(b)                                      From and after the Amendment Effective Date, each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to the “Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

SECTION 10.                                      Miscellaneous.  This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law.  The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.  This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument.  In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart.  This Amendment, and any documents required or requested to be delivered pursuant to Section 3 hereof, may be delivered by facsimile transmission of the relevant signature pages hereof and thereof, as applicable.  This Amendment shall be a “Loan Document” as defined in the Credit Agreement.

SECTION 11.                                      USA PATRIOT Act Notice.  Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act.

SECTION 12.                                      Entire Agreement.  THE CREDIT AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

ENBRIDGE ENERGY PARTNERS, L.P., a Delaware limited partnership, as Borrower

By:	ENBRIDGE ENERGY MANAGEMENT, L.L.C., as delegate of Enbridge Energy Company, Inc., its General Partner

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as Administrative Agent

By:
Joseph F. Scott
Vice President

BANK OF AMERICA, N.A., as a Lender and
L/C Issuer

By:
Joseph F. Scott
Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF MONTREAL, as Syndication Agent and as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), as Co-Documentation Agent and as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

CITIBANK, N.A., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

CIBC INC., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

TORONTO DOMINION (TEXAS), INC., as Co-Documentation Agent and as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

ABN AMRO BANK N.V., as a Lender

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

SUNTRUST BANK, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

UBS LOAN FINANCE LLC, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]